EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2013
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
NOTE 17:-	EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net earnings per share:

	Year ended December 31,
	2013	2012	2011

Numerator:
Net income	$21,698	$15,651	$7,942

Denominator:
Weighted average number of shares outstanding used in computing basic net earnings per share	28,628,798	27,981,243	26,681,749
Dilutive effect: stock options and RSUs	559,938	861,165	1,319,679
Total weighted average number of shares used in computing diluted net earnings per share	29,188,736	28,842,408	28,001,428

Basic net income per share	$0.76	$0.56	$0.30

Diluted net income per share	$0.74	$0.54	$0.28

Anti-dilutive securities

For the years ended December 31, 2013, 2012 and 2011, there were no outstanding options and RSUs that were excluded from the computation of diluted net earnings per Ordinary Share, that would have had an anti-dilutive effect if included.